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                                                                EXHIBIT 32.2

                 CERTIFICATION OF PERIODIC FINANCIAL REPORTS

In connection with the Quarterly Report of Angelica Corporation (the "Company") on Form 10-Q for the period ending July 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
T. M. Armstrong, Senior Vice President - Finance & Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)       The Report fully complies with the requirements of
                      section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 4, 2003

                                        /s/ T. M. Armstrong
                                        --------------------------------------
                                        T. M. Armstrong
                                        Senior Vice President - Finance and
                                        Administration and Chief Financial
                                        Officer of Angelica Corporation